Exhibit 10 (a)

                       THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as March 30, 2000 among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), and WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of North Carolina, N.A.), BANK OF TOKYO-MITSUBISHI, LTD. (successor by merger to Bank of Tokyo, Ltd.), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), SUNTRUST BANK (formerly SunTrust Bank, Atlanta), BANK OF AMERICA, N.A. (formerly NationsBank, N.A., successor by merger to NationsBank, N.A. (Carolinas)), BANK ONE, NA (formerly the First National Bank of Chicago (assignee of NBD BANK) and ABN AMRO BANK, N.V. (collectively, the "Banks");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Credit Agreement, dated as of September 26, 1995, as amended by First Amendment to Credit Agreement dated as of May 5, 1999 and Second Amendment to Credit Agreement dated as of November 19, 1999 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendment to Section 5.15. Section 5.15 of the Credit Agreement hereby is deleted and the following is substituted therefor:


                           SECTION 5.15. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.16 and except: (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on July 2, 1995; (ii) deposits required by landlords, government agencies or public utilities; (iii) loans or advances to the Borrower or any Guarantor or permitted pursuant to the Consent and Waiver dated as of March 31, 1999 among the Borrower, the Agent and the Banks pertaining to "UK Intercompany Loans" (as defined therein); and (iv) other loans or advances in an aggregate outstanding amount which, together with Investments permitted by clause (viii) of Section 5.16, do not exceed
         (x) for the period from the First Amendment Date through and including April 30, 2000, 25% of Consolidated Tangible Net Worth, and (y) at all other times, 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any loans or advances permitted by clause (iv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

3. Amendment to Section 5.16. Section 5.16 of the Credit Agreement hereby is deleted and the following is substituted therefor:


                           SECTION 5.16. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.15 and except (i) Investments in direct obligations of the United States Government maturing within one year,
         (ii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments in the Borrower or any Guarantor, (vi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary, (vii) Investments in Persons which are not Subsidiaries of the Borrower and which are in the same or a similar line of business to that of the Borrower (including those lines of business described in clause (vi) above) in an aggregate amount not to exceed 10% of Consolidated Total Assets and (viii) other Investments in an aggregate which, together with loans and advances permitted by clause (iv) of Section 5.15, do not exceed (x) for the period from the First Amendment Date through and including April 30, 2000, 25% of Consolidated Tangible Net Worth, and
         (y) at all other times, 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (vi) or (vii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

4. Amendment to Exhibit F (Compliance Certificate). Exhibit F hereby is amended by deleting paragraphs 1 and 2 thereof and substituting the following therefor:

         1.       Loans and Advances (Section 5.15)

                  Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section
                  5.16 and except: (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on July 2, 1995; (ii) deposits required by landlords, government agencies or public utilities; (iii) loans or advances to the Borrower or any Guarantor or permitted pursuant to the Consent and Waiver dated as of March 31, 1999 among the Borrower, the Agent and the Banks pertaining to "UK Intercompany Loans" (as defined therein); and (iv) other loans or advances in an aggregate outstanding amount which, together with Investments permitted by clause (viii) of Section 5.16, do not exceed (x) for the period from the First Amendment Date through and including April 30, 2000, 25% of Consolidated Tangible Net Worth, and (y) at all other times, 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any loans or advances permitted by clause (iv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

                  (a)      To Employees                           $__________

                           Limitation                              $1,000,000

                  (b)      other loans and advances
                           pursuant to clause (iv)                $__________

                  (c)      sum of (b) and amount in line (c)
                           of paragraph 2 below                   $__________

                  (d)      [10%] [25%] of Consolidated Tangible
                           Net Worth                              $__________

                           Limitation   (c) may not exceed (d)

         2.       Investments (Section 5.16)

                  Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.15 and except (i) Investments in direct obligations of the United States Government maturing within one year, (ii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw- Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments in the Borrower or any Guarantor, (vi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary, (vii) Investments in Persons which are not Subsidiaries of the Borrower and which are in the same or a similar line of business to that of the Borrower (including those lines of business described in clause (vi) above) in an aggregate amount not to exceed 10% of Consolidated Total Assets and (viii) other Investments in an aggregate which, together with loans and advances permitted by clause (iv) of Section 5.15, do not exceed (x) for the period from the First Amendment Date through and including April 30, 2000, 25% of Consolidated Tangible Net Worth, and (y) at all other times, 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (vi) or (vii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

                  (a)      Investments in persons who are not
                           yet Subsidiaries pursuant to
                           clause (vii)                             $__________

                  (b)      10% of Consolidated Total Assets         $__________

                           Limitation    (a) may not exceed (b)

                  (c)      other Investments
                           pursuant to clause (viii)                $__________

                  (d)      sum of (c) and amount in line (b)
                           of paragraph 1 above                     $__________

                  (e)      [10%] [25%] of Consolidated Tangible
                           Net Worth                                $__________

                           Limitation   (d) may not exceed (e)

5. Supplement  to  Schedule  4.08 (Subsidiaries).   Schedule 4.08, as previously
supplemented, hereby is further supplemented by Supplement to Schedule 4.08 attached hereto.

6. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Third Amendment and all other loan documents executed and/or delivered in connection herewith.

7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

8. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof, except that in about May, 1999, Altimira Centro de la Confeccion, S.A. de C.V. became a joint venture 50% owned by the Borrower, rather than a Subsidiary.

9. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

10. Section References. Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

11. No Default. To induce the Agent and the Banks to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

12. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

13. Governing Law. This Third Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of North Carolina.

14. Conditions Precedent.  This Third Amendment shall become effective only upon
(i) execution and delivery of this Third Amendment by the Borrower, the Agent and the Required Banks, (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors, and
(iii) payment to the Agent, for the account of each Bank which executes this Third Amendment, of an amendment fee in the amount of $5,000 for each such Bank, and (iv) payment to the Agent, for its own account, of the fees payable pursuant to the letter agreement between the Agent and the Borrower dated November 3, 1999.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

GUILFORD MILLS, INC.,    (SEAL)              WACHOVIA BANK, N.A.,   (SEAL)
as Borrower                                  as Agent and as a Bank


By:/s/ Terrence E. Geremski                     By:/s/ Haywood Edmundson V
   -------------------------                    -------------------------
      Title: Executive Vice President              Title: Senior Vice President
               & Chief Financial Officer

BANK OF TOKYO-MITSUBISHI,  (SEAL)             FIRST UNION NATIONAL BANK, (SEAL)
LTD., as a Bank                               as a Bank


By:                                           By:/s/ Roger Pelz
   --------------------------                    ------------------------
      Title:                                     Title: Senior Vice President


SUNTRUST BANK, ATLANTA (formerly  (SEAL)      BANK OF AMERICA, N.A.   (SEAL)
Sun Trust Bank, Atlanta), as a Bank           (formerly as Nationsbank, N.A.),
                                              as a Bank

By:/s/ Bradley J. Staples                      By:/s/ E. Phifer Helms
   ---------------------------                    -----------------------
      Title: Director                              Title: Managing Director






BANK ONE, NA (formerly The First               ABN AMRO BANK, N.V.,
National Bank of Chicago), as                  a Bank                (SEAL)
as a Bank                       (SEAL)

By:/s/ James F. Gable                          By:/s/ Thomas M. Toerpe
   ---------------------------                   -------------------------
     Title: Assistant Vice President               Title: Vice President


                                               By:/s/ Mary L. Honda
                                                   ---------------------------
                                                    Title: Vice President

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Third Amendment to Credit Agreement (the "Third Amendment"), (ii) consents to the execution and delivery of the Third Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of September 26, 1995 executed by Gold Mills, Inc., as supplemented by Second Supplement to Guaranty entered into by Raschel Fashion Interknitting, Ltd. and Curtains and Fabrics, Inc., as additional Guarantors, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Third Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                             GOLD MILLS, INC.         (SEAL)

                                             By:/s/ Terrence E. Geremski
                                               -------------------------
                                             Title: Executive Vice President
                                                      & Chief Financial Officer

                                             RASCHEL FASHION INTERKNITTING,
                                             LTD.                     (SEAL)

                                             By:/s/ Terrence E. Geremski
                                                 -------------------------
                                             Title: Executive Vice President
                                                      & Chief Financial Officer

                                             CURTAINS AND FABRICS, INC. (SEAL)

                                             By:/s/ Terrence E. Geremski
                                                 -------------------------
                                             Title: Executive Vice President
                                                      & Chief Financial Officer

                           Supplement to Schedule 4.08

         The Borrower hereby supplements Schedule 4.08 to the Credit Agreement, as the same has already been supplemented, to reflect the following additional subsidiaries which are neither Significant Domestic Subsidiaries nor Significant Foreign Subsidiaries:

         --------------------------------------------- ------------------------
         Name                                   State or Other Jurisdiction of
                                                 Incorporation or Organization

         --------------------------------------------- ------------------------
         Guilford Mills Texteis Iberica Limitada            Portugal

         --------------------------------------------- ------------------------
         Guilford Mills Automotive (Portugal) Limited       United Kingdom

         --------------------------------------------- ------------------------
         Guilford Mills Automotive (Czech Republic)         United Kingdom
         Limited

         --------------------------------------------- ------------------------
         Nustart, S.A. de C.V.                              Mexico

         --------------------------------------------- ------------------------